UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2023

Mondee Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39943	88-3292448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10800 Pecan Park Blvd Suite 315 Austin, Texas	78750
(Address of principal executive offices)	(Zip Code)

(650) 646-3320
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MOND	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 28, 2023, Mondee Holdings, Inc., a Delaware corporation (the “Company”), announced preliminary, unaudited financial results for its fourth quarter and year ended December 31, 2022 (the “Preliminary Financial Results”), in a press release (the “Press Release”). The Company presented an investor presentation (the “Investor Presentation”) regarding the Company’s Preliminary Financial Results during a conference call with investors on February 28, 2023 at 8:30 a.m. ET (the “Conference Call”), which on March 2, 2023 was revised to correct certain nonmaterial, typographical and computational items and filed in a Form 8-K (the “Original Form 8-K”) with accompanying press release and presentation (the “Amended Presentation”).

Subsequent to the filing of the Original Form 8-K, during the completion of the yearly audit process, the Company identified certain adjustments to the unaudited net revenues, operating expenses, and non-operating expenses in the Preliminary Financial Results. On April 10, 2023, the Company posted to its website (i) this Form 8-K, (ii) the revised generally accepted accounting principles in the U.S. (“GAAP”) to Non-GAAP Reconciliation , which is attached hereto as Exhibit 99.1 (the “Revised Non-GAAP Reconciliation”), and (iii) a revised version of the Amended Presentation, which is attached hereto as Exhibit 99.2 (the “Revised Investor Presentation”), each of which is incorporated herein by reference.

The below table summarizes the bridge between the Preliminary Unaudited Financial Results and the audited results reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

(in thousands)	Three months ended December 31, 2022	Twelve months ended December 31, 2022
Preliminary, Unaudited adj. EBITDA (February 28, 2023)	$5,441	$15,731
Supplier contract renegotiation(1)	$(2,768)	$(2,768)
Chargeback recoveries(2)	$(989)	$(989)
Other adjustments(3)	$(93)	$(93)
Audited adj. EBITDA (Form 10-K)	$1,591	$11,881
Deferred items
Supplier contract renegotiation(1)	$2,768	$2,768
Chargeback recoveries(2)	$989	$989
Total adj. EBITDA	$5,348	$15,638

(1)	Gain realized from renegotiation of supplier agreement in 2022 as per US GAAP to be recorded in future periods and the remaining life of the agreement in question.
(2)	Anticipated recovery from credit card chargebacks deferred to the future point in time when the funds are physically recovered.
(3)	Certain other expense adjustments, such as marketing and allowance for doubtful accounts.

The revisions described above did not impact the previously reported 2021 results and do not impact the Company’s previously provided guidance for the fiscal year ending December 31, 2023. The revisions were prepared in conformity with GAAP and the revised results will be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

The information in this report furnished pursuant to Items 2.02 and 7.01, including Exhibits 99.1, 99.2, and 99.3, attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Items 2.02 and 7.01 of this report.

Item 7.01. Regulation FD Disclosure.

The information set forth under Item 2.02 “Results of Operations and Financial Condition” is incorporated into this Item 7.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Revised GAAP to Non-GAAP Reconciliation, dated April 10, 2023
99.2	Corrected Investor Presentation, dated April 10, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDEE HOLDINGS, INC.
Dated: April 10, 2023
	By:	/s/ Daniel Figenshu
Name: Daniel Figenshu
Title: Chief Financial Officer